                                                          File Number: 33-84546
                                                  Filed Pursuant to Rule 497(e)
                                                  of the Securities Act of 1933

                                                                    May 1, 2015

Supplement to the Prospectuses and Summary Prospectuses, each dated May 1, 2015

       Portfolio                                         Prospectus
       ---------                                    ---------------------
       Pioneer Bond VCT Portfolio                   Class I and Class II
       Pioneer Disciplined Value VCT Portfolio      Class II
       Pioneer Emerging Markets VCT Portfolio       Class I and Class II
       Pioneer Equity Income VCT Portfolio          Class I and Class II
       Pioneer Fund VCT Portfolio                   Class I and Class II
       Pioneer High Yield VCT Portfolio             Class I and Class II
       Pioneer Mid Cap Value VCT Portfolio          Class I and Class II
       Pioneer Real Estate Shares VCT Portfolio     Class I and Class II
       Pioneer Select Mid Cap Growth VCT Portfolio  Class I and Class II
       Pioneer Strategic Income VCT Portfolio       Class I and Class II

Pioneer Investment Management, Inc. (the "Adviser"), each portfolio's investment adviser, is currently an indirect, wholly-owned subsidiary of UniCredit S.p.A. ("UniCredit"). On April 23, 2015, UniCredit announced that it signed a preliminary and exclusive agreement with Banco Santander and affiliates of Warburg Pincus and General Atlantic (the "Private Equity Firms") with respect to Pioneer Investments ("Pioneer") and Santander Asset Management ("SAM") (the "Transaction").

Pursuant to the preliminary agreement, the Transaction will entail the establishment of a holding company, with the name Pioneer Investments, to be owned by UniCredit (50%) and the Private Equity Firms (50% between them). The holding company will control Pioneer's U.S. operations, including the Adviser. The holding company also will own 66.7% of Pioneer's and SAM's combined operations outside the U.S., while Banco Santander will own directly the remaining 33.3% stake. The completion of the Transaction is subject to the signing of a definitive agreement, as well as certain regulatory and corporate approvals, and other conditions.

Under the Investment Company Act of 1940, completion of the Transaction will cause each portfolio's current investment advisory agreement with the Adviser to terminate. In connection with the Transaction, each portfolio's Board of Trustees will be asked to approve a new investment advisory agreement for each portfolio. If approved by the Board, each portfolio's new investment advisory agreement will be submitted to the shareholders of the portfolio for their approval.

                                                                  28567-00-0515
                                       (C) 2015 Pioneer Funds Distributor, Inc.
                                            Underwriter of Pioneer mutual funds
                                                                    Member SIPC